UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
May 19, 2021
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
At the 2021 Annual Meeting held on May 19, 2021, shareholders considered and approved the three proposals that management presented, each of which is described in more detail in the Company's Proxy Statement filed on April 2, 2021. Shareholders did not approve either the shareholder proposal that the Company assess and report on potential human rights impacts that could result from governments' use of our products, or the shareholder proposal to move to a 10% ownership threshold for shareholders to request action by written consent.

The results detailed below represent the final voting results as certified by the Inspectors of Election.

Management Proposals

Proposal 1

The shareholders elected the following twelve directors: Kathy J. Warden, David P. Abney, Marianne C. Brown, Donald E. Felsinger, Ann M. Fudge, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Gary Roughead, Thomas M. Schoewe, James S. Turley and Mark A. Welsh III.

Director	For	Against	Abstain	Broker Non-Vote
Kathy J. Warden	124,886,161	4,486,927	382,007	14,385,935
David P. Abney	127,795,538	1,302,541	657,016	14,385,935
Marianne C. Brown	127,459,456	1,700,535	595,104	14,385,935
Donald E. Felsinger	124,188,795	4,956,701	609,599	14,385,935
Ann M. Fudge	126,748,415	2,345,700	660,980	14,385,935
William H. Hernandez	127,516,282	1,676,911	561,902	14,385,935
Madeleine A. Kleiner	124,247,789	3,858,610	1,648,696	14,385,935
Karl J. Krapek	125,108,282	4,025,463	621,350	14,385,935
Gary Roughead	126,877,855	2,319,170	558,070	14,385,935
Thomas M. Schoewe	126,593,518	2,491,502	670,075	14,385,935
James S. Turley	126,389,371	2,731,391	634,333	14,385,935
Mark A. Welsh III	127,434,408	1,753,294	567,393	14,385,935

Proposal 2

The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, with a vote of:

For	Against	Abstain	Broker Non-Vote
123,340,740	4,765,849	1,648,506	14,385,935

Proposal 3

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2021 with a vote of 140,098,715 shares for, 3,533,351 shares against and 508,964 abstentions.

Shareholder Proposals

Proposal 4

The shareholders did not approve the shareholder proposal that the Company assess and report on potential human rights impacts that could result from governments' use of our products and services.

For	Against	Abstain	Broker Non-Vote
28,662,071	99,579,228	1,513,796	14,385,935

Proposal 5

The shareholders did not approve the shareholder proposal to move to a 10% ownership threshold for shareholders to request action by written consent.

For	Against	Abstain	Broker Non-Vote
58,332,772	70,552,962	869,361	14,385,935

The Board of Directors will carefully consider the shareholders' votes on these proposals and the feedback received in the course of our shareholder engagement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 24, 2021